UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

AJS BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-33405	36-4485429
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)	Identification No.)

14757 South Cicero Avenue, Midlothian, Illinois		60445
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:     (708) 687-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The Company is announcing by this filing its March 31, 2007 financial results and declaration of dividend.  The information on financial results and declaration of dividend is attached as Exhibit 99.1.  The information included in Exhibit 99.1 is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Exhibits.

The following Exhibit is attached as part of this report:

99.1	Announcement of the results of operations and dividend declaration, for AJS Bancorp, Inc. for April 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AJS BANCORP, INC.

DATE: April 23, 2007	By: /s/ Lyn G. Rupich
Lyn G. Rupich
President/Chief Operating Officer